SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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BIOSANTE PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2005
_________________

TO THE STOCKHOLDERS OF BIOSANTE PHARMACEUTICALS, INC.:

The Annual Meeting of Stockholders of BioSante Pharmaceuticals, Inc., a Delaware corporation, will be held on Monday, June 6, 2005, at 10:00 a.m., local time, at the O’Hare Hilton Hotel, O’Hare International Airport, Chicago, Illinois, for the following purposes:

1.	To elect seven persons to serve as directors until our next annual meeting of stockholders or until their respective successors are elected and qualified.

2.	To consider a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2005.

3.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only stockholders of record at the close of business on April 26, 2005 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof. A stockholder list will be available at BioSante’s corporate offices beginning May 10, 2005 during normal business hours for examination by any stockholder registered on BioSante’s stock ledger as of the record date, April 26, 2005, for any purpose germane to the annual meeting.

It is important that your shares be represented and voted at the meeting. Please mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided.

By Order of the Board of Directors,

/s/ Phillip B. Donenberg

Phillip B. Donenberg
Chief Financial Officer, Treasurer and Secretary
April 29, 2005
Lincolnshire, Illinois

Important: The prompt return of your proxy card will save the company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

TABLE OF CONTENTS

Page
INFORMATION CONCERNING THE ANNUAL MEETING..................................................................	1
Date, Time, Place and Purposes.....................................................................................................................	1
Stockholders Entitled to Vote.........................................................................................................................	1
Proxies.........................................................................................................................................................	1
Revocation of Proxies....................................................................................................................................	2
Quorum Requirement....................................................................................................................................	2
Vote Required...............................................................................................................................................	2
Proxy Solicitation Costs.................................................................................................................................	2
Procedures at the Annual Meeting..................................................................................................................	3
Householding of Annual Meeting Materials.....................................................................................................	3

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT........................	4

ELECTION OF DIRECTORS (PROPOSAL 1)..........................................................................................	7
Number of Directors.....................................................................................................................................	7
Nominees for Director...................................................................................................................................	7
Vote Required...............................................................................................................................................	7
Board Recommendation.................................................................................................................................	7
Information About Board Nominees...............................................................................................................	8
Other Information About Board Nominees......................................................................................................	8
Director Independence..................................................................................................................................	10
Board and Committees Meetings....................................................................................................................	10
Corporate Governance...................................................................................................................................	12
Director Compensation..................................................................................................................................	15
Audit and Finance Committee Report.............................................................................................................	15

EXECUTIVE COMPENSATION AND OTHER BENEFITS.....................................................................	16
Summary of Cash and Other Compensation....................................................................................................	16
Option Grants in Last Fiscal Year...................................................................................................................	17
Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values......................................	18
Report of the Compensation Committee on “Repricing” of Options Due to Amending the Vesting Terms and Expiration Date.............................................................................................................................................	18
Employment Agreements...............................................................................................................................	19
Change in Control Arrangements....................................................................................................................	20

RELATED PARTY RELATIONSHIPS AND TRANSACTIONS...............................................................	21
August 2003 Offering....................................................................................................................................	21
Other Agreements with Affiliates...................................................................................................................	21

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 2)..................................................................................................................................	22
Appointment of Auditors................................................................................................................................	22
Audit, Audit-Related, Tax and Other Fees.......................................................................................................	22
Pre-Approval Policies and Procedures............................................................................................................	23
Vote Required...............................................................................................................................................	23
Recommendation...........................................................................................................................................	23

OTHER MATTERS......................................................................................................................................	24
Section 16(a) Beneficial Ownership Reporting Compliance..............................................................................	24
Stockholder Proposals for 2006 Annual Meeting..............................................................................................	24
Director Nominations.....................................................................................................................................	24
Other Business..............................................................................................................................................	25
Copies of 2004 Annual Report........................................................................................................................	25

APPENDICES

Audit and Finance Committee Charter............................................................................................................	A-1

111 Barclay Boulevard
Lincolnshire, Illinois 60069
__________________

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

June 6, 2005
__________________

INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time, Place and Purposes

The Annual Meeting of Stockholders of BioSante Pharmaceuticals, Inc. will be held on Monday, June 6, 2005, at 10:00 a.m., local time, at the O’Hare Hilton Hotel, O’Hare International Airport, Chicago, Illinois, for the purposes set forth in the Notice of Meeting.

Stockholders Entitled to Vote

Stockholders of record at the close of business on April 26, 2005 will be entitled to vote at the meeting. As of that date, there were 19,007,800 shares of our common stock and 391,286 shares of our class C special stock outstanding. Each share of our common stock and class C special stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Stockholders are not entitled to cumulate voting rights.

Proxies

This proxy statement is being mailed to our stockholders beginning on or about April 29, 2005 in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting.

Your vote is important. A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors, to mark, sign, date and return the proxy card in the accompanying envelope. No postage is required if mailed within the United States.

Proxies will be voted as specified by you. Signed proxies that lack any specification will be voted in favor of all of the proposals set forth in the Notice of Meeting and in favor of the election of all of the nominees for director listed in this proxy statement.

The Board of Directors recommends that you vote FOR the approval of all of the proposals set forth in the Notice of Meeting and FOR all of the nominees for director listed in this proxy statement.

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Revocation of Proxies

Any stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by:

•	giving written notice of your revocation to our Corporate Secretary,

•	filing a duly executed proxy bearing a later date with our Corporate Secretary, or

•	appearing at the Annual Meeting and filing written notice of revocation with our Corporate Secretary prior to use of the proxy.

Quorum Requirement

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock (9,503,901 shares) and a majority of the outstanding shares of our class C special stock (195,644 shares) as of the record date will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of our common stock and shares of our class C special stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a “broker non-vote” on a matter. A “broker non-vote” is a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer, and the broker has no discretionary authority to vote on behalf of such customer on such matter.

Vote Required

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, (1) the election of the seven nominees for director requires the affirmative vote of a plurality of the shares of common stock and class C special stock, present in person or by proxy and entitled to vote, voting together as a single class, and (2) the approval of each of the other proposals described in this proxy statement, requires the affirmative vote of the holders of a majority of the shares of common stock and class C special stock, present in person or by proxy and entitled to vote, voting together as a single class.

Shares represented by a proxy card including any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter.

Signed proxies that lack any specification will be voted in favor of all of the proposals set forth in the Notice of Meeting and in favor of the election of all of the seven nominees for directors listed in this proxy statement.

Proxy Solicitation Costs

The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, facsimile, telegraph or personal conversation. We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our capital stock.

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Procedures at the Annual Meeting

The presiding officer at the Annual Meeting will determine how business at the meeting will be conducted. Only matters brought before the Annual Meeting in accordance with our bylaws will be considered.

Only a natural person present at the Annual Meeting who is either a BioSante stockholder or is acting on behalf of a BioSante stockholder may make a motion or second a motion. A person acting on behalf of a stockholder must present a written statement executed by the stockholder or the duly authorized representative of the stockholder on whose behalf the person purports to act.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of BioSante’s Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders in each household. BioSante will promptly deliver a separate copy of either document to any stockholder upon written or oral request to BioSante’s Investor Relations Department, BioSante Pharmaceuticals, Inc., 111 Barclay Boulevard, Lincolnshire, Illinois 60069, telephone: (847) 478-0500 ext. 120. Any stockholder who wants to receive separate copies of BioSante’s Proxy Statement or Annual Report to Stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact BioSante at the above address and phone number.

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  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

___________________

The following table sets forth information known to us with respect to the beneficial ownership of each class of our capital stock as of April 22, 2005 for (1) each person known by us to beneficially own more than 5% of any class of our voting securities, (2) each of the executive officers named in the Summary Compensation Table on page 16 under the heading “Executive Compensation and Other Benefits,” (3) each of our directors and (4) all of our executive officers and directors as a group.

Shares are deemed to be “beneficially owned” by a person if such person, directly or indirectly, has sole or shared power to vote or to direct the voting of such shares or sole or shared power to dispose or direct the disposition of such shares. Except as otherwise indicated, we believe that each of the beneficial owners of our capital stock listed below, based on information provided by these owners, has sole dispositive and voting power with respect to its shares, subject to community property laws where applicable. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.

					Common	Percent
					Stock and	of Total
	Common Stock		Class C Special Stock		Common Stock	Voting
Name	Number	Percent	Number	Percent	Equivalents	Power(1)
Louis W. Sullivan, M.D. (2).	30,398 (3)	*	100,000	25.60%	130,398	*
Stephen M. Simes (2)	559,785 (4)	2.9%	—	—	559,785	2.8%
Fred Holubow (2)	78,709 (5)	*	—	—	78,709	*
Peter Kjaer (2)	21,925 (6)	*	—	—	21,925	*
Ross Mangano (2)	2,034,314 (7)	10.6%	—	—	2,034,314	10.4%
Victor Morgenstern (2)	1,009,233 (8)	5.3%	—	—	1,009,233	5.2%
Edward C. Rosenow III, M.D. (2)	20,040 (9)	*	—	—	20,040	*
Steven J. Bell, Ph.D. (2)	43,079 (10)	*	—	—	43,079	*
Phillip B. Donenberg (2)	200,654 (11)	1.1%	—	—	200,654	1.0%
Leah M. Lehman, Ph.D. (2)	188,075 (12)	*	—	—	188,075	*
JO & Co.	1,644,861 (13)	8.6%	—	—	1,644,861	8.4%
William Harris Investors, Inc.	1,887,262 (14)	9.8%	—	—	1,887,262	9.6%
Hans Michael Jebsen	425,000 (15)	2.2%	100,000	25.60%	525,000	2.7%
Marcus Jebsen	125,000 (15)	*	50,000	12.80%	175,000	*
Angela Ho	77,137 (16)	*	100,000	25.60%	177,137	*
Avi Ben-Abraham, M.D.	1,042,980 (17)	5.5%	—	—	1,042,980	5.4%
All executive officers and directors as a group (10 persons)	4,186,212(18)	20.6%	100,000	25.6%	4,286.212	20.7%
_____________________
* less than 1%.

(1)	In calculating the percent of total voting power, the voting power of shares of our common stock and shares of our class C special stock is combined. Each share of our class C special stock entitles its holder to one vote per share. Each share of our class C special stock is exchangeable, at the option of the holder, for one share of common stock, at an exchange price of $2.50 per share, subject to adjustment upon certain capitalization events.

(2)	Address: 111 Barclay Boulevard, Lincolnshire, Illinois 60069.

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(3)	Dr. Sullivan’s beneficial ownership includes 2,500 shares of common stock issuable upon exercise of a stock option.

(4)	Mr. Simes’ beneficial ownership includes (i) 415,815 shares of common stock issuable upon exercise of stock options, (ii) 6,750 shares of common stock issuable upon exercise of warrants and 130,141 shares of common stock held by Mr. Simes’ trust and (iii) 200 shares of common stock held by Mr. Simes’ sons.

(5)	Mr. Holubow’s beneficial ownership includes 6,250 shares of common stock issuable upon exercise of warrants and 2,500 shares of common stock issuable upon exercise of a stock option.

(6)	Mr. Kjaer’s beneficial ownership includes 2,500 shares of common stock issuable upon exercise of a stock option.

(7)	Mr. Mangano’s beneficial ownership includes: (1) 2,500 shares of common stock issuable upon exercise of a stock option, (2) 146,512 shares of common stock issuable upon exercise of a warrant and 1,498,349 shares of common stock held by JO & Co., of which Mr. Mangano is President, (3) 30,000 shares of common stock held by Oliver & Co. of which Mr. Mangano is the trustee, and (4) an aggregate of 199,999 shares of common stock and an aggregate of 99,998 shares of common stock issuable upon exercise of warrants held in various accounts, of which Mr. Mangano is an advisor and/or a trustee. Mr. Mangano has sole voting and dispositive power over these shares. See note (13) below.

(8)	Mr. Morgenstern’s beneficial ownership includes: (1) 2,500 shares of common stock issuable upon exercise of a stock option, (2) 96,500 shares of common stock issuable upon exercise of warrants, (3) 77,500 shares of common stock issuable upon exercise of warrants and 283,881 shares of common stock held by Mr. Morgenstern’s wife as trustee of the Morningstar Trust, as to which Mr. Morgenstern disclaims control, direction or beneficial ownership, (4) 10,000 shares of common stock issuable upon exercise of a warrant and 70,000 shares of common stock held by Mr. Morgenstern’s wife, as to which Mr. Morgenstern disclaims control, direction or beneficial ownership, and (5) 63,281 shares of common stock held by Resolute Partners L.P. Victor Morgenstern is managing director of Resolute Partners L.P.

(9)	Dr. Rosenow’s beneficial ownership includes 2,500 shares of common stock issuable upon exercise of stock options.

(10)	Dr. Bell’s beneficial ownership includes 42,017 shares of common stock issuable upon exercise of stock options and 187 shares of common stock issuable upon exercise of a warrant.

(11)	Mr. Donenberg’s beneficial ownership includes 185,555 shares of common stock issuable upon exercise of stock options and 1,125 shares of common stock issuable upon exercise of warrants.

(12)	Dr. Lehman’s beneficial ownership includes 168,825 shares of common stock issuable upon exercise of a stock option and 19,250 shares of common stock issuable upon exercise of warrants.

(13)	Includes 146,512 shares of common stock issuable upon exercise of a warrant. Ross Mangano, a director of BioSante, has sole voting and dispositive power over these shares. See note (7) above. The address for JO & Co. is 112 West Jefferson Boulevard, Suite 613, South Bend, Indiana 46634.

(14)	On February 15, 2005, William Harris Investors, Inc. reported in a Schedule 13G/A as filed with the Securities and Exchange Commission that as of December 31, 2004, William Harris Investors, Inc.’s beneficial ownership included 1,665,262 shares of common stock and an aggregate of 222,000 shares issuable upon exercise of warrants. William Harris Investors, Inc.’s address is c/o William Harris Investors, Inc., 191 North Wacker Drive, Suite 1500 Chicago, IL 60606.

(15)	Mr. Jebsen’s address is c/o Jebsen & Co. Ltd., 28/F Caroline Center, 28 Yun Ping Road, Causeway Bay, Hong Kong.

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(16)	Ms. Ho’s address is 111 Barclay Boulevard, Lincolnshire, Illinois 60069.

(17)	Dr. Ben-Abraham’s address is 22 Maskit Street, Suite MB-12550, Lumir Bldg., Herzelya Pituach, 46733, Israel.

(18)	The amount beneficially owned by all current directors and executive officers as a group includes 957,274 shares issuable upon exercise of warrants and stock options held by these individuals and 2,145,510 shares and 334,010 shares issuable upon exercise of warrants held by entities and individuals affiliated with these individuals. See notes (4), (7), (8) and (13) above.

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  ELECTION OF DIRECTORS

(PROPOSAL 1)
_________________

Number of Directors

Our bylaws provide that the Board of Directors will consist of at least one member, or such other number as may be determined by the Board of Directors or stockholders at an annual meeting. The Board of Directors has fixed the number of directors at seven.

Nominees for Director

The Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, has nominated the following individuals to serve as our directors until the next annual meeting of our stockholders or until their successors are elected and qualified. All of the nominees named below are current members of the Board of Directors.

•	Louis W. Sullivan, M.D.
•	Stephen M. Simes
•	Fred Holubow
•	Peter Kjaer
•	Ross Mangano
•	Victor Morgenstern
•	Edward C. Rosenow III, M.D.

Proxies can only be voted for the number of persons named as nominees in this proxy statement, which is seven.

Vote Required

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of a nominee for director requires the affirmative vote of a plurality of the shares of common stock and class C special stock present in person or by proxy and entitled to vote at the Annual Meeting, voting together as a single class.

Board Recommendation

The Board of Directors recommends a vote FOR the election of all of the nominees named above.

If prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board of Directors. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

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Information About Board Nominees

The following table sets forth the name, age and principal occupation of each nominee for director, as of April 15, 2005, as well as how long each nominee has served as a director of BioSante.

Name of Nominee	Age	Principal Occupation	Director Since

Louis W. Sullivan, M.D. (1)(2)(3)(4)	71	President Emeritus of the Morehouse School of Medicine and Chairman of the Board of Directors of BioSante	1996

Stephen M. Simes	53	Vice Chairman, President and Chief Executive Officer of BioSante	1998

Fred Holubow (1)(3)(4)	66	Vice President of Pegasus Associates, an operating division of William Harris Investors	1999

Peter Kjaer (1)(3)	44	President and Chief Executive Officer of Jet-Asia Ltd.	1999

Ross Mangano (2)(3)	59	President of Oliver Estate, Inc.	1999

Victor Morgenstern (2)(3)	62	Managing Director of Resolute Partners L.P. and Chairman and Principal of Valor Equity Partners, LLC	1999

Edward C. Rosenow III, M.D. (3)(4)	70	Master Fellow of the American College of Physicians and the American College of Chest Physicians	1997
__________________
(1)	Member of the Audit and Finance Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee
(4)	Member of the Scientific Review Committee

Other Information About Board Nominees

The Honorable Louis W. Sullivan, M.D. has been our Chairman of the Board of Directors since March 1998 and has been a director of our company since its formation. Dr. Sullivan served as Secretary of Health and Human Services in the cabinet of President George H.W. Bush from 1989 to 1993. Since retiring from the Bush Administration, Dr. Sullivan has been associated with the Morehouse School of Medicine in Atlanta, Georgia. Currently, he serves as President Emeritus and he previously served as President and Dean of the School from 1981 to 1985 and as President from 1985 to 1989 and from 1993 to 2002. Dr. Sullivan serves on the board of directors of Bristol-Myers Squibb Company, Cigna Corporation, Georgia Pacific Corp., Henry Schein Inc., Inhibitex, Inc., 3M Corp. and United Therapeutics Corporation. Dr. Sullivan has committed to reduce the number of public company boards on which he serves to six or fewer by the end of May 2006.

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Stephen M. Simes has served as our Vice Chairman, President and a director of our company since January 1998 and Chief Executive Officer since March 1998. From October 1994 to January 1997, Mr. Simes was President, Chief Executive Officer and a director of Unimed Pharmaceuticals, Inc., a company with a product focus on infectious diseases, AIDS, endocrinology and oncology. From 1989 to 1993, Mr. Simes was Chairman, President and Chief Executive Officer of Gynex Pharmaceuticals, Inc., a company which concentrated on the AIDS, endocrinology, urology and growth disorders markets. In 1993, Gynex was acquired by Savient Pharmaceuticals Inc. (formerly, Bio-Technology General Corp.), and from 1993 to 1994, Mr. Simes served as Senior Vice President and director of Savient Pharmaceuticals Inc. Mr. Simes’ career in the pharmaceutical industry started in 1974 with G.D. Searle & Co. (now part of Pfizer Inc.).

Fred Holubow was elected a director of our company in July 1999. Mr. Holubow has been a Vice President of Pegasus Associates since he founded Pegasus in 1982. Pegasus Associates is currently an operating division of William Harris Investors, a registered investment advisory firm. He specializes in analyzing and investing in pharmaceutical and biotechnology companies. Mr. Holubow has previously served on the board of directors of ThermoRetec Corporation, Savient Pharmaceuticals Inc. (formerly, Bio-Technology General Corp.), Gynex Pharmaceuticals, Inc. and Unimed Pharmaceuticals, Inc.

Peter Kjaer has been a director of our company since July 1999. Mr. Kjaer has been President and Chief Executive Officer of Jet-Asia Ltd., a Hong Kong-based aircraft and management company, since April 1996.

Ross Mangano was elected a director of our company in July 1999. Mr. Mangano has been the President and a director of Oliver Estate, Inc., a management company specializing in investments in public and private companies, since 1971. He serves on the board of directors of several private companies and U.S. RealTel Inc.

Victor Morgenstern was elected a director of our company in July 1999. Mr. Morgenstern has more than 32 years of investment experience. He has served as managing director of Resolute Partners L.P., a private investment partnership, since December 1995 and has served as Chairman and Principal of Valor Equity Partners, LLC, a private equity fund, since September 2002. He is a trustee of the Illinois Institute of Technology.

Edward C. Rosenow, III, M.D. has been a director of our company since November 1997. Dr. Rosenow is a Master Fellow of the American College of Physicians as well as Master Fellow the American College of Chest Physicians. Dr. Rosenow was the Arthur M. and Gladys D. Gray Professor of Medicine at the Mayo Clinic from 1988 until his retirement in 1996. Beginning with his residency in 1960, Dr. Rosenow has worked at the Mayo Clinic in many professional capacities including as a Consultant in Internal Medicine (Thoracic Diseases) from 1966 to 1996, an Assistant Professor, Associate Professor and Professor of Medicine at the Mayo Clinic Medical School, President of the Mayo Clinic Staff in 1986, and Chair of the Division of Pulmonary and Critical Care Medicine from 1987 to 1994. Dr. Rosenow has also served as a consultant to NASA, space station FREEDOM at the Johnson Space Center in Houston, Texas from 1989 to 1990 and as the President of the American College of Chest Physicians from 1989 to 1990. In 1998, he received the Mayo Distinguished Alumnus Award. Dr. Rosenow serves on the board of directors of Virex, Inc, a private company.

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Director Independence

The Board of Directors has affirmatively determined that each of our directors, except for Mr. Simes, is an “independent director” as defined by the listing standards of the American Stock Exchange. Under these standards, an independent director is a person other than an officer or employee of the company or any parent or subsidiary. In addition, no director qualifies as independent unless the board of directors affirmatively determines that the director does not have a material relationship with the listed company that would interfere with the exercise of independent judgment. The American Stock Exchange’s listing standards provide a non-exclusive list of persons who are not considered independent. For example, a director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company, other than prior employment as an interim Chairman or Chief Executive Officer, would not be considered independent. In making an affirmative determination that each of our directors, except for Mr. Simes, is an “independent director,” the Board of Directors reviewed and discussed information provided by the directors and by BioSante with regard to each director’s business and personal activities as they may relate to BioSante and BioSante’s management.

Board and Committees Meetings

The Board of Directors met six times during 2004. All of our directors attended 75% or more of the aggregate meetings of the Board of Directors and all committees on which they served during 2004.

The Board of Directors has a standing Audit and Finance Committee, Compensation Committee, Nominating and Corporate Governance Committee and Scientific Review Committee.

Audit and Finance Committee. The Audit and Finance Committee provides assistance to the Board of Directors in fulfilling its responsibilities for oversight, for quality and integrity of the accounting, auditing, reporting practices, systems of internal accounting and financial controls, the annual independent audit of our financial statements, and the legal compliance and ethics programs of BioSante as established by management. The Committee’s primary responsibilities include:

•	overseeing BioSante’s accounting and financial reporting processes, systems of internal control over financial reporting and disclosure control and procedures on behalf of the Board and reporting the results or findings of its oversight activities to the Board;

•	having sole authority to appoint, retain and oversee the work of BioSante’s independent registered public accounting firm and establishing the compensation to be paid to the independent registered public accounting firm;

•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and/or or auditing matters and for the confidential, anonymous submission by BioSante’s employees of concerns regarding questionable accounting or auditing matters;

•	reviewing and pre-approving all audit services and permissible non-audit services to be performed for BioSante by BioSante’s independent registered public accounting firm as provided under the federal securities laws and rules and regulations of the Securities and Exchange Commission; and

•	overseeing BioSante’s system to monitor and manage risk, and legal and ethical compliance programs, including the establishment and administration (including the grant of any waiver from) a written code of ethics applicable to each of BioSante’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

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The Audit and Finance Committee operates under a written charter adopted by the Board of Directors, which is attached to this proxy statement as Appendix A and can be found at our website, www.biosantepharma.com.

The Audit and Finance Committee currently consists of Mr. Holubow, Mr. Kjaer and Dr. Sullivan.

Each member of the Audit and Finance Committee qualifies as “independent” for purposes of membership on audit committees pursuant to the listing standards of the American Stock Exchange and the rules and regulations of the Securities and Exchange Commission and is “financially literate” as required by American Stock Exchange’s listing standards. In addition, the Board has determined that Mr. Holubow qualifies as an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission and meets the qualifications of “financial sophistication” under American Stock Exchange’s listing standards as a result of his MBA in finance, and his experience as an investment analyst and portfolio manager for over 38 years and as a member of an audit committee of another public company. Stockholders should understand that these designations related to our Audit and Finance Committee members’ experience and understanding with respect to certain accounting and auditing matters do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit and Finance Committee or of the Board of Directors.

Additional information regarding the Audit and Finance Committee and our independent registered public accounting firm is disclosed under the Audit and Finance Committee Report and Proposal 2 of this proxy statement. The Audit and Finance Committee met four times during 2004.

Compensation Committee. The Compensation Committee discharges the responsibilities of the Board of Directors relating to compensation of BioSante’s executive officers and reviews, assesses and approves overall company strategies for attracting, developing, retaining and motivating management. In so doing, the Compensation Committee, among other things:

•	determine, or recommend to the Board for its determination, the annual salaries, incentive compensation, long term compensation and any and all other compensation applicable to BioSante’s Chief Executive Officer and other executive officers;

•	establish, and from time to time review and revise, corporate goals and objectives with respect to compensation for the BioSante’s Chief Executive Officer and other executive officers and establish and lead a process for the full Board to evaluate the performance of BioSante’s Chief Executive Officer and other executive officers in light of those goals and objectives;

•	administer BioSante’s equity compensation plans applicable to any employee of BioSante and determine specific grants of options or other awards for all executive officers and general grant levels for other employees, under BioSante’s equity compensation plans; and

•	administer BioSante’s incentive compensation plans applicable to BioSante’s executive officers, including the annual establishment of (i) eligible employees, (ii) performance goals, and (iii) target incentive compensation levels.

The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found on our website at www.biosantepharma.com.

The Compensation Committee currently consists of Dr. Sullivan, Mr. Mangano and Mr. Morgenstern, each of whom is considered “independent” under the American Stock Exchange listing standards. The Compensation Committee met two times during 2004.

Nominating and Corporate Governance Committee. The primary purposes of the Nominating and Corporate Governance Committee are to:

•	identify individuals qualified to become Board members;

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•	recommend director nominees for each annual meeting of BioSante’s stockholders and director nominees to fill any vacancies that may occur between meetings of stockholders;

•	be aware of the best practices in corporate governance and develop and recommend to the Board a set of corporate governance standards to govern the Board, its committees, the company and its employees in the conduct of the business and affairs of the company; and

•	develop and oversee the annual Board and Board Committee evaluation process.

The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found at our website, www.biosantepharma.com.

The Nominating and Corporate Governance Committee currently consists of Dr. Sullivan, Mr. Holubow, Mr. Kjaer, Mr. Mangano, Mr. Morgenstern, and Dr. Rosenow each of whom is considered “independent” under the American Stock Exchange listing standards. The Nominating and Corporate Governance Committee met twice during 2004.

Scientific Review Committee. The Scientific Review Committee assists in evaluating potential new licenses or new products and reviewing ongoing activities of our current products. The Board of Directors is in the process of creating a charter under which the Scientific Review Committee will operate, a copy of which once finalized can be found on our website at www.biosantepharma.com. The Scientific Review Committee currently consists of Dr. Sullivan, Mr. Holubow and Dr. Rosenow. The Scientific Review Committee did not meet during 2004.

Corporate Governance

Corporate Governance Standards. Our Board of Directors has adopted Corporate Governance Standards that were originally developed and recommended by our Nominating and Corporate Governance Committee. A copy of these Corporate Governance Standards can be found on our website at www.biosantepharma.com. Among the topics addressed in our Corporate Governance Standards are:

•	Board size, composition and qualifications;
•	Selection of directors;
•	Board leadership
•	Board committees;
•	Board and committee meetings;
•	Executive sessions of outside directors;
•	Meeting attendance by directors and non-directors;
•	Appropriate information and access;
•	Ability to retain advisors;
•	Conflicts of interest;
•	Board interaction with corporate constituencies;
•	Change of principal occupation and board memberships;
•	Retirement and term limits;
•	Board compensation;
•	Stock ownership by directors and executive officers;
•	Loans to directors and executive officers;
•	CEO evaluation;
•	Board evaluation;
•	Director continuing education; and
•	Succession planning.

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Director Nominations Process. In selecting nominees for the Board of Directors, the Nominating and Corporate Governance Committee first determines whether the incumbent directors whose terms expire at the meeting are qualified to serve, and wish to continue to serve, on the Board. The Nominating and Corporate Governance Committee believes that BioSante and its stockholders benefit from the continued service of qualified incumbent directors because those directors have familiarity with and insight into BioSante’s affairs that they have accumulated during their tenure with the company. Appropriate continuity of Board membership also contributes to the Board’s ability to work as a collective body. Accordingly, it is the practice of the Nominating and Corporate Governance Committee, in general, to re-nominate an incumbent director whose term expires at the upcoming annual meeting of stockholders if the director wishes to continue his or her service with the Board, the director continues to satisfy the Nominating and Corporate Governance Committee’s criteria for membership on the Board, the Nominating and Corporate Governance Committee believes the director continues to make important contributions to the Board, and there are no special, countervailing considerations against re-nomination of the director.

In identifying and evaluating new candidates for election to the Board, the Nominating and Corporate Governance Committee will solicit recommendations for nominees from persons whom the Nominating and Corporate Governance Committee believes are likely to be familiar with qualified candidates having the qualifications, skills and characteristics required for Board nominees from time to time. Such persons may include members of the Board and senior management of BioSante. In addition, the Nominating and Corporate Governance Committee may engage a search firm to assist it in identifying qualified candidates. The Nominating and Corporate Governance Committee will review and evaluate each candidate whom it believes merits serious consideration, taking into account available information concerning the candidate, any qualifications or criteria for Board membership established by the Nominating and Corporate Governance Committee, the existing composition of the Board, and other factors that it deems relevant. In conducting its review and evaluation, the Nominating and Corporate Governance Committee may solicit the views of BioSante’s management, other Board members, and any other individuals it believes may have insight into a candidate. The Nominating and Corporate Governance Committee may designate one or more of its members and/or other Board members to interview any proposed candidate.

The Nominating and Corporate Governance Committee will consider recommendations for the nomination of directors submitted by BioSante stockholders. For more information, see the information set forth under the heading “Other Matters ─ Stockholder Proposals for 2006 Annual Meeting.” The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended as stated above.

There are no formal requirements or minimum qualifications that a candidate must meet in order for the Nominating and Corporate Governance Committee to recommend the candidate to the Board. The Nominating and Corporate Governance Committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of BioSante and the Board. However, in evaluating candidates, there are a number of criteria that the Nominating and Corporate Governance Committee generally views as relevant and is likely to consider. Some of these factors include whether the candidate is an “independent director” under the rules and regulations of the American Stock Exchange and meets any other applicable independence tests under the federal securities laws and rules and regulations of the Securities and Exchange Commission; whether the candidate is “financially sophisticated” and otherwise meets the requirements for serving as a member of an audit committee under the rules and regulations of the American Stock Exchange; whether the candidate is an “audit committee financial expert” under the federal securities laws and the rules and regulations of the Securities and Exchange Commission; the needs of BioSante with respect to the particular talents and experience of its directors; the personal and professional integrity and reputation of the candidate; the candidate’s level of education and business experience; the candidate’s broad-based business acumen; the candidate’s level of understanding of BioSante’s business and its industry; the candidate’s ability and willingness to devote adequate time to work of the Board and its committees; the fit of the candidate’s skills and personality with those of other directors and potential directors in building a board that is effective, collegial and responsive to the needs of BioSante; whether the candidate possesses strategic thinking and a willingness to share ideas; the candidate’s diversity of experiences, expertise and background; and the candidate’s ability to represent the interests of all stockholders and not a particular interest group.

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Code of Conduct and Ethics. In December 2003, the Board adopted a Code of Conduct and Ethics. Our Code of Conduct and Ethics applies to all of our directors, executive officers, including our President and Chief Executive Officer and our Chief Financial Officer, and other employees, and meets the requirements of the Securities and Exchange Commission and the American Stock Exchange. A copy of our Code of Conduct and Ethics was filed as an exhibit to our Annual Report on Form 10-KSB for the year ended December 31, 2004.

Policy Regarding Director Attendance at Annual Meetings of Stockholders. It is the policy of the Board of Directors that directors standing for re-election should attend our annual meeting of stockholders, if their schedules permit. Last year, all directors attended the annual meeting of stockholders.

Complaint Procedures. The Audit and Finance Committee has established procedures for the receipt, retention, and treatment of complaints received by BioSante regarding accounting, internal accounting controls, or auditing matters, and the submission by employees of BioSante, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters. BioSante personnel with such concerns are encouraged to discuss their concerns with their supervisor first, who in turn will be responsible for informing BioSante’s Compliance Officer of any concerns raised. If an employee prefers not to discuss a particular matter with his or her own supervisor, the employee may instead discuss such matter with BioSante’s Compliance Officer. If an individual prefers not to discuss a matter with the Compliance Officer or if the Compliance Officer is unavailable and the matter is urgent, the individual is encouraged to contact the Chair of the Audit and Finance Committee, Fred Holubow.

Process Regarding Stockholder Communications with Board of Directors. Stockholders may communicate with the Board of Directors or any one particular director by sending correspondence, addressed to our Corporate Secretary, BioSante Pharmaceuticals, Inc., 111 Barclay Boulevard, Suite 280, Lincolnshire, IL 60069, with an instruction to forward the communication to the Board of Directors or one or more particular directors. Our Corporate Secretary will promptly forward all such stockholder communications to the Board of Directors or the one or more particular directors, with the exception of any advertisements, solicitations for periodical or other subscriptions and other similar communications.

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Director Compensation

Except as described below, each of our non-employee directors is paid a $20,000 annual retainer and $1,000 for each board or committee meeting attended in person and $500 for each board or committee meeting attended via telephone. The Chairman of the Board is paid a $45,000 annual retainer and the Chairman of the Finance and Audit Committee is a paid a $25,000 annual retainer. All of our directors are reimbursed for travel expenses for attending meetings.

Our inside director, Mr. Simes, was compensated during fiscal 2004 for his service as an executive officer of BioSante and is not separately compensated for his services as a director of BioSante. For information relating to compensation earned by Mr. Simes, see “Executive Compensation and Other Benefits.”

Audit and Finance Committee Report

Notwithstanding anything to the contrary set forth in any of BioSante’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report will not be deemed to be incorporated by reference into any such filing.

The Audit and Finance Committee has reviewed and discussed BioSante’s audited financial statements for the year ended December 31, 2004 with BioSante’s management. The Audit and Finance Committee has discussed with Deloitte & Touche LLP, BioSante’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit and Finance Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit and Finance Committee has discussed the independence of Deloitte & Touche LLP with them.

Based on the Audit and Finance Committee’s review and discussions noted above, the Audit and Finance Committee recommended to the Board of Directors that BioSante’s audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the SEC.

Audit and Finance Committee
Fred Holubow, Chairman
Peter Kjaer
Louis W. Sullivan, M.D.

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  EXECUTIVE COMPENSATION AND OTHER BENEFITS
___________________

Summary of Cash and Other Compensation

The following table provides summary information concerning cash and non-cash compensation paid to or earned by our Chief Executive Officer and our executive officers, who received or earned cash and non-cash salary and bonus of more than $100,000, for the fiscal year ended December 31, 2004.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)

Stephen M. Simes Vice Chairman, President and Chief Executive Officer	2004 2003 2002	$340,000 323,400 308,000	$120,000 (1) 161,700 92,400 (2)	126,667 (3) -- (3) 108,507	$34,088 (4 27,239 (4 44,585 (4	) ) )

Phillip B. Donenberg Chief Financial Officer, Treasurer and Secretary	2004 2003 2002	191,000 166,215 158,300	51,000 (1) 49,865 28,494 (5)	79,166 (3) -- (3) 37,564	14,807 (6 14,347 (6 13,759 (6	) ) )

Leah M. Lehman, Ph.D. Vice President, Product Development	2004 2003 2002	240,000 199,500 190,000	80,000 (1) 59,850 34,200 (7)	79,167 (3) -- (3) 79,071	13,700 (8 13,200 (8 12,700 (8	) ) )

Steven J. Bell, Ph.D. Vice President, Research and Pre-Clinical Development	2004 2003 2002	160,000 140,000 120,000	32,000 (1) 42,000 21,600	25,000 -- 33,025	12,500 (9 12,000 (9 11,500 (9	) ) )
__________________________
(1)	Represents a cash bonus with 50% paid on April 15, 2005 and the remaining 50% to be paid on January 1, 2006, provided, however, that such executive officer is still employed by us on December 31, 2005 or if not employed as of such date was terminated by us without cause.

(2)	Represents a cash bonus of $46,200 and a stock award of 19,660 shares of common stock valued at $46,200 in 2002.

(3)	On May 30, 2003, an option was granted that provided for milestone vesting and an expiration date of November 30, 2004. On March 22, 2004, the 2003 option was amended to provide for vesting in three equal annual installments commencing on May 30, 2004 and an expiration date of May 29, 2013. The exercise price was not amended. The 2004 amendment to the 2003 option resulted in a deemed cancellation of the 2003 option and a new option grant in 2004 under the rules and regulations of the Securities and Exchange Commission. For more information, see the information set forth under the heading “Executive Compensation and Other Benefits ─Report of the Compensation Committee on Repricing of Options Due to Amending the Vesting Terms and Expiration Date.”

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(4)	Represents an auto allowance ($12,000 in 2004, $12,000 in 2003 and $12,000 in 2002), a 401(k) matching contribution ($8,000 in 2004, $7,000 in 2003, and $6,000 in 2002) and insurance premiums and taxes associated with the premiums ($14,088 in 2004, $8,239 in 2003, and $26,585 in 2002).

(5)	Represents a cash bonus of $14,247 and a stock award of 6,603 shares of common stock valued at $14,247 in 2002.

(6)	Represents an auto allowance ($7,200 in 2004, $7,200 in 2003 and $7,200 in 2002), a 401(k) matching contribution ($6,500 in 2003, $6,000 in 2002 and $5,550 in 2001) and insurance premiums paid and taxes associated with the premiums ($1,107 in 2004, $1,147 in 2003 and $1,059 in 2002).

(7)	Represents a cash bonus of $17,100 and a stock award of 7,277 shares of common stock valued at $17,100 in 2002.

(8)	Represents an auto allowance of ($7,200 in 2004, $7,200 in 2003 and $7,200 in 2002) and a 401(k) matching contribution of ($6,500 in 2004, $6,000 in 2003 and $5,500 in 2002).

(9)	Represents an auto allowance ($6,000 in 2004, $6,000 in 2003 and $6,000 in 2002) and a 401(k) matching contribution ($6,500 in 2004, $6,000 in 2003 and $5,500 in 2002).

Option Grants in Last Fiscal Year

The following table summarizes option grants during the year ended December 31, 2004 to or by each of the executive officers named in the Summary Compensation Table on page 16.

	Individual Grants (1)
	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in	Exercise Price	Expiration
Name	Granted (1)	Fiscal Year	($/Share)	Date
Stephen M. Simes	126,667 (2)	37%	$2.10	5/29/2013
Phillip B. Donenberg	79,166 (2)	23%	$2.10	5/29/2013
Leah M. Lehman, Ph.D.	79,167 (2)	23%	$2.10	5/29/2013
Steven J. Bell, Ph.D.	25,000	7%	$5.80	1/20/2014
__________________________
(1)	All of the options granted to the individuals in this table were granted under our Amended and Restated 1998 Stock Plan. Under the plan, all options vest upon a change of control of our company and remain exercisable for the remainder of each of its term.

(2)	This option was originally granted on May 30, 2003 and provided for milestone vesting and an expiration date of November 30, 2004. On March 22, 2004, the 2003 option was amended to provide for vesting in three equal annual installments commencing on May 30, 2004 and an expiration date of May 29, 2013. The exercise price was not amended. The 2004 amendment to the 2003 option resulted in a deemed cancellation of the 2003 option and a new option grant in 2004 under the rules and regulations of the Securities and Exchange Commission. For more information, see the information set forth under the heading “Executive Compensation and Other Benefits ─Report of the Compensation Committee on Repricing of Options Due to Amending the Vesting Terms and Expiration Date.”

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Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

The following table summarizes the number and value of options held by each of the executive officers named in the Summary Compensation Table on page 16 at December 31, 2004.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004 (2)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen M. Simes	60,000 (1)	$440,000	369,370	162,836	$953,633	$503,365
Phillip B. Donenberg	--	--	132,778	91,674	341,056	293,265
Leah M. Lehman, Ph.D.	--	--	102,714	105,524	58,978	297,074
Steven J. Bell, Ph.D.	12,500 (1)	89,375	37,851	37,674	62,948	--
__________________________
(1)	BioSante’s option plan generally provides that the exercise price of options must be paid entirely in cash (including check, bank draft, or money order); provided, however, that the Compensation Committee, in its sole discretion, and upon terms and conditions established by the Compensation Committee, may allow such payments to be made, in whole or in part, on a cashless basis. It is the current policy of the Compensation Committee to permit broker-assisted cashless exercises and the surrender of previously acquired shares that have been held by the optionee at least six months.

(2)	Value based on the difference between the fair market value of one share of our common stock at December 31, 2004 ($5.48), and the exercise price of the options ranging from $2.10 to $6.70 per share. Options are in-the-money if the market price of the shares exceeds the option exercise price.

Report of the Compensation Committee on “Repricing” of Options Due to Amending the Vesting Terms and Expiration Date

On March 22, 2004, the Compensation Committee amended certain stock options that were originally granted on May 30, 2003 to each of Mr. Simes, Mr. Donenberg and Dr. Lehman. These options originally provided for vesting upon the attainment of certain milestones and an expiration date of November 30, 2004. As amended, these options vest in three equal annual installments commencing on May 30, 2004 and expire on May 29, 2013. The exercise price of each of these options was not amended and remains at $2.10, which was the fair market value of BioSante’s common stock on the original date of grant of the option, May 30, 2003. Since the fair market value of BioSante’s common stock on the date the stock options were amended ($4.74) was higher than $2.10 and since the expiration date of each of the options was extended by virtue of the amendment, the amendment of each of these stock options is deemed to be a “repricing” under the SEC’s rules and regulations, despite the actual exercise price of the stock options not being changed. The following table summarizes the stock options that are deemed to be repriced:
Name	Date	Securities Underlying Options Amended	Market Price of Stock at Time of Amendment	Exercise Price of Stock at Time of Amendment	Exercise Price of Amended Option	Length of Original Option Term Remaining at Date of Amendment
Stephen M. Simes Vice Chairman, President and Chief Executive Officer	03/22/04	126,667	$4.74	$2.10	$2.10	8 months, 8 days
Phillip B. Donenberg Chief Financial Officer, Treasurer and Secretary	03/22/04	79,166	$4.74	$2.10	$2.10	8 months, 8 days
Leah M. Lehman, Ph.D. Vice President, Product Development	03/22/04	79,167	$4.74	$2.10	$2.10	8 months, 8 days

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The key elements of BioSante’s executive compensation program are base salary, annual incentive compensation, and long-term incentive compensation in the form of stock options. The Compensation Committee believes stock option grants to BioSante’s executive officers and other employees enables them to participate in a meaningful way in BioSante’s success and to link their interests directly with those of BioSante’s stockholders. Since the exercise price of BioSante’s stock options has always been equal to the fair market value of a share of BioSante’s common stock on the date of grant, stock options require appreciation in BioSante’s common stock price in order for the executives and other employees to realize any benefit, thus directly aligning employee and stockholder interests.

The Compensation Committee typically grants stock options to BioSante’s executive officers on an annual or less periodic basis. These stock options typically have a ten-year term, an exercise price at least equal to (or no less than) the fair market value of a share of BioSante common stock on the date of grant and vest in three equal annual installments. In May 2003, the Compensation Committee granted stock options to its executive officers that would vest upon the attainment of certain milestones. The Compensation Committee granted options to purchase 126,667, 79,166 and 79,167 shares of BioSante common stock to Mr. Simes, Mr. Donenberg and Ms. Lehman, respectively, which stock options were to vest upon the attainment of certain milestones and would expire on November 30, 2004. The Compensation Committee determined in March 2004 that although the certain milestones were likely not to be achieved by November 30, 2004, these members of BioSante’s senior management team nonetheless deserved stock option grants as of the original grant date with terms typical of BioSante’s previous stock option grants to senior management, and thus, with the consent of these executive officers, amended the stock options. As amended, the stock options vest in three equal installments commencing May 30, 2004 and have an expiration date of May 29, 2013. The exercise price of $2.10 remained unchanged. The Compensation Committee most recently in March 2005, decided to continue to review future stock option grants to BioSante’s senior management.

Compensation Committee
Louis W. Sullivan, M.D.
Ross Mangano
Victor Morgenstern

Employment Agreements

Simes Employment Agreement

In January 1998, we entered into a letter agreement with Stephen M. Simes pursuant to which Mr. Simes serves as our Vice Chairman, President and Chief Executive Officer. The term of this agreement continues until December 31, 2005, after which time the term will be automatically extended for three additional years unless on or before October 1 immediately preceding the extension, either party gives written notice to the other of the termination of the agreement. Under the letter agreement, Mr. Simes is entitled to receive an annual performance bonus of up to 50% of his then base salary if certain performance criteria are met. If appropriate, the Compensation Committee may, at its discretion, grant Mr. Simes a bonus in excess of 50% of his base salary. If Mr. Simes is terminated without cause or upon a change in control or if he terminates his employment for good reason, all of his options will become immediately exercisable and will remain exercisable for a period of one year (for the remainder of their term in the event of a change in control), and he will be entitled to a minimum severance payment of 12 months base salary. In addition, Mr. Simes will receive health and dental benefits from BioSante during any severance period. Mr. Simes is also subject to customary assignment of inventions, confidentiality and non-competition provisions.

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Donenberg Employment Agreement

In June 1998, we entered into a letter agreement with Phillip B. Donenberg pursuant to which Mr. Donenberg serves as our Chief Financial Officer. The term of this agreement continues until either party gives 30 days written notice to the other of the termination of the agreement. Under the letter agreement, Mr. Donenberg is entitled to receive an annual performance bonus of up to 30% of his then base salary if certain performance criteria are met. If appropriate, the Compensation Committee may, at its discretion, grant Mr. Donenberg a bonus in excess of 30% of his base salary. If Mr. Donenberg is terminated without cause or upon a change in control or if he terminates his employment for good reason, all of his options will become immediately exercisable and will remain exercisable for a period of one year (for the remainder of their term in the event of a change in control), and he will be entitled to a minimum severance payment of 12 months base salary. In addition, Mr. Donenberg will receive health and dental benefits from BioSante during any severance period. Mr. Donenberg is also subject to customary assignment of inventions, confidentiality and non-competition provisions.

Employment Agreements with Other Executive Officers

We have entered into employment agreements with each of our other executive officers, Leah M. Lehman, Ph.D. and Steven J. Bell, Ph.D. These agreements provide for a fixed salary which may be adjusted from time to time by the Chief Executive Officer and the Compensation Committee of the Board. In addition, BioSante may pay each of these executive officers an annual performance bonus of up to 30% of their then base salary. If appropriate, the Compensation Committee may, at its discretion, grant a bonus in excess of 30% of their base salary. The term of each of these employment agreements is for one year and will renew automatically every year unless either party gives the other party written notice of termination at least 30 days prior to the end of the then term of the agreement. If the executive officer’s employment is terminated, by BioSante without cause or by the executive officer for good reason, the officer will be entitled to a severance payment in an amount equal to his or her base salary for the shorter of (a) 12 months, in the case of Dr. Lehman, and six months, in the case of Dr. Bell, or (b) the date upon which the officer obtains full-time employment or a consulting position with another company. In addition, the executive officer will receive health and dental benefits from BioSante during any severance period. Each of these executive officers is also subject to customary assignment of inventions, confidentiality and non-competition provisions.

Change in Control Arrangements

Under our Amended and Restated 1998 Stock Plan, incentive awards granted under the plan will become fully exercisable following certain changes in control of our company, such as:

•	the sale, lease, exchange or other transfer of all or substantially all of the assets of our company to a corporation that is not controlled by us;

•	the approval by our stockholders of any plan or proposal for the liquidation or dissolution of our company;

•	certain merger or business combination transactions;

•	more than 50% of our outstanding voting shares are acquired by any person or group of persons who did not own any shares of common stock on the effective date of the plan; and

•	certain changes in the composition of the Board of Directors.

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  RELATED PARTY RELATIONSHIPS AND TRANSACTIONS

___________________

August 2003 Offering

In connection with our August 2003 private placement, we sold an aggregate of 4,791,982 shares of our common stock and warrants to purchase an aggregate of 2,395,993 shares of our common stock for $2.15 per unit, each unit consisting of one share of common stock and a warrant to purchase 0.50 shares of our common stock, for an aggregate purchase price of $10,302,764, to accredited investors, including certain existing stockholders, directors and officers of BioSante. Stephen M. Simes, through a trust, purchased 1,000 shares of common stock and a warrant to purchase 500 shares of common stock; Phillip B. Donenberg purchased 1,000 shares of common stock and a warrant to purchase 500 shares of common stock; Leah M. Lehman, Ph.D. purchased 1,000 shares of common stock and a warrant to purchase 500 shares of common stock; Victor Morgenstern, including an affiliated trust and his wife, purchased an aggregate of 293,000 shares of common stock and warrants to purchase 146,500 shares of common stock; Fred Holubow, through an affiliated entity, purchased 150,000 shares of common stock and a warrant to purchase 75,000 shares of common stock; and Ross Mangano, through an affiliated entity, purchased 293,023 shares of common stock and a warrant to purchase 146,512 shares of common stock.

Other Agreements with Affiliates

In January 2001, we entered into a consulting agreement with Scientific Research Development Corporation, a company owned and operated by Ronald B. McCright, Ph.D., the husband of Leah M. Lehman, Ph.D., an executive officer of BioSante. Under the agreement, Scientific Research Development Corporation provides us with database and statistical programming, database management, medical writing and project management services. In consideration for such services, we paid Scientific Research Development Corporation an aggregate of approximately $155,270 during the fiscal year ended December 31, 2003. This agreement was terminated on December 31, 2003.

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RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
(PROPOSAL 2)
_________________

Appointment of Auditors

The Audit and Finance Committee of the Board of Directors has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for the year ending December 31, 2005. Deloitte & Touche LLP has acted as our independent registered public accounting firm since January 1999. Prior to that date, Deloitte & Touche, C.A. in Canada acted as our independent registered public accounting firm since our inception in August 1996.

Although it is not required to do so, the Audit and Finance Committee of the Board of Directors wishes to submit the selection of Deloitte & Touche LLP to the stockholders for ratification. If our stockholders do not ratify the selection of Deloitte & Touche LLP, another independent registered public accounting firm will be considered by the Audit and Finance Committee of the Board of Directors. Even if the selection is ratified by our stockholders, the Audit and Finance Committee may in its discretion change the appointment at any time during the year, if it determines that such a change would be in the best interests of BioSante and its stockholders.

Representatives of Deloitte & Touche LLP will be available via telephone at the Annual Meeting, and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit, Audit-Related, Tax and Other Fees

The following table presents the aggregate fees billed to BioSante for professional services rendered by Deloitte & Touche LLP for the fiscal years ended December 31, 2004 and December 31, 2003.

	Aggregate Amount Billed by Deloitte & Touche LLP
	2004	2003

Audit Fees (1)	$44,000	$36,000
Audit-Related Fees (2)	$12,200	$38,425
Tax Fees	$0	$0
All Other Fees	$0	$0
__________________________
(1)	These fees consisted of the audit of our annual financial statements, review of our financial statement included in our quarterly reports on Form 10-QSB and other services normally provided in connection with our statutory and regulatory filings or engagements.

(2)	These fees consisted of review of registration statements and the issuance of consents. The Audit and Finance Committee has considered whether the provision of these services is compatible with maintaining Deloitte’s independence and has determined that it is.

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Pre-Approval Policies and Procedures

Our Audit and Finance Committee has adopted procedures pursuant to which all audit, audit-related and tax services, and all permissible non-audit services provided by Deloitte & Touche LLP to BioSante, are pre-approved by our Audit and Finance Committee. All services rendered by Deloitte & Touche LLP to BioSante during 2004 were permissible under applicable laws and regulations, and all such services provided by Deloitte & Touche LLP to BioSante, other than de minimis non-audit services allowed under applicable law, were approved in advance by the Audit and Finance Committee in accordance with the rules adopted by the Securities and Exchange Commission in order to implement requirements of the Sarbanes-Oxley Act of 2002.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock and class C special stock, present in person or by proxy on this matter at the Annual Meeting, voting together as a single class, is necessary for the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2005.

Board Recommendation

The Board of Directors recommends a vote FOR ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2005.

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  OTHER MATTERS
______________________

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based on review of the copies of such reports furnished to us during the year ended December 31, 2004, and based on representations by our directors and executive officers, all required Section 16 reports under the Securities Exchange Act of 1934, as amended, for our directors, executive officers and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the fiscal year ended December 31, 2004, except that Dr. Bell failed to file timely a Form 4 reporting a stock sale in October 2004. To date, all late Form 4 reports have been filed.

Stockholder Proposals for 2006 Annual Meeting

Stockholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Stockholders must be received by us at our principal executive offices on or before December 30, 2005, unless the date of the meeting is delayed by more than 30 calendar days, and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

Any other stockholder proposals to be presented at the next Annual Meeting of Stockholders must be given in writing to our Corporate Secretary and received at our principal executive offices on or before March 14, 2006. The proposal must contain specific information required by our Bylaws, a copy of which may be obtained by writing to our Corporate Secretary. If a proposal is not timely and properly made in accordance with the procedures set forth in our Bylaws, it will be defective and may not be brought before the meeting. If the proposal is nonetheless brought before the meeting and the Chairman of the meeting does not exercise the power and duty to declare the proposal defective, the persons named in the proxy may use their discretionary voting with respect to the proposal.

Director Nominations

In accordance with procedures set forth in our bylaws, stockholders may propose nominees for election to the Board of Directors only after providing timely written notice to our Corporate Secretary. To be timely, a stockholder’s notice to BioSante’s Corporate Secretary must be delivered to or mailed and received at BioSante’s principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the date that BioSante first released or mailed its proxy statement to stockholders in connection with the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

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The notice must set forth, among other things:

•	the nominee’s name, age, business address and residence address;

•	the nominee’s principal occupation or employment;

•	the class and number of shares of BioSante capital stock which are beneficially owned by the nominee; and

•	any other information concerning the nominee required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of directors.

Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. The Nominating and Corporate Governance Committee will consider only those stockholder recommendations whose submissions comply with these procedural requirements. The Nominating and Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

Other Business

Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting, except those described in this proxy statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on the matters.

Copies of 2004 Annual Report

We have sent to each of our stockholders a copy of our Annual Report on Form 10-KSB (without exhibits) for the year ended December 31, 2004. We will furnish a copy of any exhibit to our Form 10-KSB upon receipt from any such person of a written request for such exhibits upon the payment of our reasonable expenses in furnishing the exhibits.

This request should be sent to:

BioSante Pharmaceuticals, Inc.
111 Barclay Boulevard
Lincolnshire, IL 60069
Attn: Stockholder Information

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_________________________

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares of common stock and class C special stock by marking, signing, dating and promptly returning the enclosed proxy card in the envelope provided. No postage is required for mailing in the United States.

By Order of the Board of Directors,

/s/ Stephen M. Simes

Stephen M. Simes
Vice Chairman, President and
Chief Executive Officer

April 29, 2005
Lincolnshire, Illinois

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Appendix A

BIOSANTE PHARMACEUTICALS, INC.
AUDIT AND FINANCE COMMITTEE
OF THE BOARD OF DIRECTORS
CHARTER

Organization

There shall be a standing committee of the board of directors (the “Board”) of BioSante Pharmaceuticals, Inc. (“BioSante”) known as the Audit and Finance Committee (the “Committee”). This charter shall govern the operations of the Committee.

Membership and Qualifications

The membership of the Committee shall be appointed by the Board and shall consist of at least three directors.

Each member of the Committee shall be, while at all times a member of the Committee, free of any relationship that, in the opinion of the Board, would interfere with the member’s individual exercise of independent judgment and shall otherwise meet the independence requirements for serving on audit committees as set forth in the corporate governance requirements of the American Stock Exchange (or such other exchange or self-regulatory organization on which BioSante’s shares are listed for trading) and under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, as the same may be amended from time to time.

Each member of the Committee shall be, while at all times a member of the Committee, generally knowledgeable in financial and auditing matters, specifically possessing the ability to read and understand fundamental financial statements, including BioSante’s balance sheet, statement of operations and statement of cash flows and shall meet the experience requirements for serving on audit committees as set forth in the corporate governance requirements of the American Stock Exchange (or such other exchange or self-regulatory organization on which BioSante’s shares are listed for trading), as may be amended from time to time. At least one member of the Committee shall be an “audit committee financial expert,” as defined under the federal securities laws and rules and regulations of the Securities Exchange Commission, as may be amended from time to time. In addition, at least one member of the Committee shall be “financially sophisticated” as such term is used in the corporate governance requirements of the American Stock Exchange, as may be amended from time to time. The same member of the Committee may serve as the audit committee financial expert and as the member who is financially sophisticated.

The Board shall be responsible for determining “independence” of Committee members and qualification of a member as an “audit committee financial expert” and/or as being “financially sophisticated.”

The Board shall appoint one member of the Committee as chair. The chair shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making committee assignments, preparing minutes and reporting to the Board. The chair will also maintain regular liaison with BioSante’s Chief Executive Officer, Chief Financial Officer and the lead independent audit partner of BioSante’s independent auditor.

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Role

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of BioSante’s financial statements, the quarterly reviews and the annual independent audit of BioSante’s financial statements, BioSante’s accounting, auditing and financial reporting practices, systems of internal control over financial reporting, disclosure controls and procedures, compliance with legal and regulatory requirements and ethical standards adopted by BioSante. In fulfilling this role, the Committee is expected to maintain free and open communications with the independent auditor and the management of BioSante and shall meet at least once each quarter.

While the Committee has the responsibilities and powers set forth below in this charter under the headings “Authority” and “Responsibilities and Processes”, it is not the duty of the Committee to conduct audits or to determine that BioSante’s financial statements are fairly presented and are in accordance with generally accepted accounting principles. Management is responsible for the preparation of financial statements in accordance with generally accepted accounting principles. It is the role of the independent auditor to review the quarterly financial statements and audit the annual financial statements.

Authority

The Committee is granted the authority to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of BioSante. The Committee has the power and authority to engage and determine funding for outside counsel or other experts or advisors as the Committee deems necessary for these purposes and as otherwise necessary or appropriate to carry out its duties and responsibilities. BioSante shall provide appropriate funding, as determined by the Committee, for payment of compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for BioSante and for any advisors employed by the Committee as well as for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Responsibilities and Processes

The Committee’s primary responsibilities include:

•	Overseeing BioSante’s accounting and financial reporting processes, systems of internal control over financial reporting and disclosure controls and procedures on behalf of the Board and reporting the results or findings of its oversight activities to the Board.

•	Having sole authority to appoint, retain and oversee the work of BioSante’s independent auditor and establishing the compensation to be paid to the independent auditor. BioSante’s independent auditor shall report directly to the Committee.

•	Establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and/or or auditing matters and for the confidential, anonymous submission by BioSante’s employees of concerns regarding questionable accounting or auditing matters.

•	Reviewing and pre-approving (which may be pursuant to pre-approval policies and procedures) all audit services and permissible non-audit services to be performed for BioSante by BioSante’s independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as provided under the federal securities laws and rules and regulations of the SEC, as may be amended from time to time.

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•	Overseeing BioSante’s system to monitor and manage risk, and legal and ethical compliance programs, including the establishment and administration (including the grant of any waiver from) a written code of ethics applicable to each of BioSante’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to react more effectively to changing conditions and circumstances. The Committee shall take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the Committee relating to its oversight responsibilities. These processes are set forth as a guide, with the understanding that the Committee may supplement them as appropriate and is not intended be a comprehensive list of all of the actions that the Committee will take in discharging its duties. These processes are:

•	Discussing with the independent auditor the objectivity and independence of the auditor and any relationships the auditor has with BioSante and services the auditor provides to BioSante that may impact the auditor’s objectivity or independence and receiving from the independent auditor disclosures regarding its independence required by Independence Standards Board Standard No. 1 or any successor standard, as either may be amended from time to time, and written affirmation that the independent auditor is in fact independent, and taking any action, or recommending that the Board take, appropriate action to oversee the independence of the independent auditor.

•	Overseeing the independent auditor relationship by discussing with the auditor the nature and scope of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the Committee to report on any and all appropriate matters. The Committee has the sole authority to resolve disagreements, if any, between management and the independent auditor.

•	Reviewing and discussing with management and the independent auditor, together and in separate sessions, the adequacy and effectiveness of BioSante’s internal control over financial reporting (including any significant deficiencies or material weaknesses and any significant changes in BioSante’s internal control over financial reporting reported to the Committee by the independent registered public accounting firm or management); any special steps adopted in light of any control deficiencies; the adequacy of disclosures about the effectiveness of and any significant changes in BioSante’s internal control over financial reporting; and any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures may be desirable.

•	Reviewing any disclosures made to the Committee by BioSante’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K (or Form 10-KSB) and Form 10-Q (or Form 10-QSB) about any significant deficiencies and material weaknesses in the design or operation of BioSante’s internal control over financial reporting and any fraud involving management or other employees who have a significant role in BioSante’s internal control over financial reporting.

•	Providing sufficient opportunity for the independent auditor to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor’s evaluation of BioSante’s financial and accounting personnel and the cooperation that the independent auditor received during the course of the audit and quarterly reviews.

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•	Discussing with management their review of the adequacy of BioSante’s disclosure controls and procedures, the effectiveness of such controls and procedures and any findings following such review.

•	Reviewing BioSante’s system to monitor, assess and manage risk and legal and ethical compliance program.

•	Discussing with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 or any successor standard, as either may be amended from time to time.

•	Reviewing and discussing with management and the independent auditor prior to the filing of BioSante’s Annual Report on Form 10-K (or Form 10-KSB):

1.	BioSante’s annual financial statements and related footnotes and other financial information, including the information in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of such report.

2.	The selection, application and effects of BioSante’s critical accounting policies practices and the reasonableness of significant judgments and estimates made by management.

3.	Alternative and preferred treatment of financial information under generally accepted accounting principles.

4.	All material arrangements, off-balance sheet transactions and relationship with any unconsolidated entities or any other persons which may have a material current or future effect on the financial condition of BioSante and are required to be reported under the rules and regulations of the Securities and Exchange Commission.

5.	Any material written communications between the independent auditor and management, including the management letter and schedule of unadjusted differences.

6.	The independent auditor’s audit of the financial statements and its report thereon.

7.	The independent auditor’s attestation and report on management’s internal control report.

8.	Any significant findings and recommendations of the independent auditor and management’s responses thereto.

9.	Any significant changes in the independent auditor’s audit plan.

10.	Any serious difficulties or disputes with management encountered during the course of the audit.

11.	Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

•	If deemed appropriate after such discussion, recommending to the Board that the audited financial statements be included in BioSante’s Annual Report on Form 10-K (or Form 10-KSB) for the last fiscal year for filing with the Securities and Exchange Commission.

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•	Preparing any report required to be included in BioSante’s proxy statement in connection with its annual meeting of stockholders.

•	Reviewing and discussing with management and the independent auditor prior to the filing of BioSante’s Quarterly Report on Form 10-Q (or Form 10-QSB):

1.  BioSante’s interim financial statements and related footnotes and other financial information, including the information in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of such report.

2.  The selection, application and effects of BioSante’s critical accounting policies practices and the reasonableness of significant judgments and estimates made by management.

3.    .  Alternative and preferred treatment of financial information under generally accepted accounting principles.

4.  All material arrangements, off-balance sheet transactions and relationship with any unconsolidated entities or any other persons which may have a material current or future effect on the financial condition of BioSante and are required to be reported under the rules and regulations of the Securities and Exchange Commission.

•	Reviewing and either approving or disapproving all related party transactions.

•	Reporting to the Board any material violations of BioSante’s code of ethics that have been brought to the attention of the Committee or any member thereof.

•	Reviewing and assessing the adequacy of this charter annually and recommend any proposed changes to the Board for its approval.

•	The Chairman of the Committee, or another Committee member designated by the Chairman, is authorized to act on behalf of the Committee with respect to required Committee responsibilities which arise between regularly scheduled Committee meetings, particularly those responsibilities related to pre-filing discussions (other than with respect to BioSante’s annual report on Form 10-K (or Form 10-KSB) and quarterly reports on Form 10-Q (or Form 10-QSB)) with the independent registered public accounting firm and management, as well as the pre-approval of non-audit services provided by the independent registered public accounting firm, as necessary, as contemplated by the Committee’s policies and in accordance with the Securities and Exchange Commission’s regulations related to non-audit services. Any such pre-filing discussions and pre-approvals shall be reported to the Committee at a subsequent meeting.

Approved by the BioSante Pharmaceuticals, Inc.
Board of Directors
March 10, 2005

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This Proxy is solicited by the Board of Directors

The undersigned hereby appoints Stephen M. Simes and Phillip B. Donenberg and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of capital stock of BioSante Pharmaceuticals, Inc. held of record by the undersigned on April 26, 2005, at the Annual Meeting of Stockholders to be held on June 6, 2005, or any adjournment thereof.

 Please mark your votes as in this example.

1.    ELECTION OF DIRECTORS

(INSTRUCTION: To vote for any individual nominee check the box next to the nominee’s name, to vote against any individual nominee check the withhold box next to the nominee’s name.)

FOR	WITHHOLD	NOMINEE
☐	☐	Louis W. Sullivan, M.D.
☐	☐	Stephen M. Simes
☐	☐	Fred Holubow
☐	☐	Peter Kjaer
☐	☐	Ross Mangano
☐	☐	Victor Morgenstern
☐	☐	Edward C. Rosenow III, M.D.

2.	RATIFICATION OF AUDITORS

Proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

         ☐  FOR     ☐   AGAINST    ☐   ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business, as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            Dated: ___________________, 2005
                   Signature___________________________________
                            Signature if held jointly____________________________

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.